                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                          HEALTHNET INTERNATIONAL INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

                                       N/A
 ................................................................................
      (Name of Persons(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.

[ ] $125 per Exchange Act Rules 0-11(c)(1)(iii), 14a-6(I)(2) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     ...........................................................................
     2)  Aggregate number of securities to which transaction applies:

     ...........................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................

     4)  Proposed maximum aggregate value of transaction:

     ...........................................................................
     5)  Total fee paid:

     ...........................................................................


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:________________________________________________
     2)  Form, Schedule or Registration Statement No.:__________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

                                 PROXY STATEMENT
                          HEALTHNET INTERNATIONAL INC.
            301, 1201 West Pender Street, Vancouver, British Columbia
                                 Canada V6E 2V2

                            Telephone: (604) 669-3573

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 15, 2000

THIS PROXY STATEMENT IS FURNISHED TO THE SHAREHOLDERS OF HEALTHNET INTERNATIONAL INC. (THE "COMPANY"), A COLORADO CORPORATION, IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY'S MANAGEMENT AND BOARD OF DIRECTORS (COLLECTIVELY, THE "BOARD"), TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE COMPANY TO BE HELD AT 10:00 A.M. ON SATURDAY, JULY 15, 2000 AT THE OFFICES OF HEENAN BLAIKIE, SUITE 2200, 1055 WEST HASTINGS STREET, VANCOUVER, BRITISH COLUMBIA. THE COMPANY ANTICIPATES THAT THIS PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY WILL BE FIRST MAILED OR GIVEN TO SHAREHOLDERS OF THE COMPANY ON OUR ABOUT JULY 5, 2000. THE SHARES REPRESENTED BY ALL PROXIES THAT ARE PROPERLY EXECUTED AND SUBMITTED WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED THEREON, AND IF NO INSTRUCTIONS ARE GIVEN THEN IN THE DISCRETION OF THE PROXY HOLDER.

                         VOTING RIGHTS AND VOTE REQUIRED

The close of business on July 5, 2000 has been fixed by the Board of Directors of the Company as the record date for determination of Shareholders entitled to notice of and to vote at the Meeting. At such date there were 10,574,063 shares of the Company's common stock issued and outstanding (hereinafter referred to as the "Common Stock"), each of which entitles the holder thereof to one vote on all matters which may come before the meeting. The Company has no class of voting securities other than Common Stock.

An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on a proposal, abstentions will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote on such proposal, shall have the same effect as a vote against the proposal. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

A minimum of a majority of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. Assuming a quorum is present, (i) the seven nominees receiving the highest number of votes cast will be elected as Directors; and (ii) the affirmative vote of the holders of a majority of the shares present will be necessary to ratify the appointment of Ernst & Young as the Company's independent public accountants for the fiscal year 2001.

Unless specified otherwise, each proxy submitted will be voted FOR the persons nominated by Management for directors of the Company, being S. Ross Johnson, Grant R. Johnson, Hartland M. MacDougall, Raymond G. Harris, Dr. R. Dean Linden, Roger Johnson and Richard O. Painter and FOR the ratification of the appointment of Ernst & Young as the Company's independent public accountants for 2000/01.

Management knows of no other matter or motion to be presented at the meeting. If any other matter or motion should be presented at the meeting upon which a vote must be properly taken, it is the intention of the person named in the accompanying form of proxy to vote such proxy in accordance with that person's judgment, including any matter or motion dealing with the conduct of the meeting.

Any shareholder who completes a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company (c/o Roderick W. Kirkham, Secretary) 301, 1201 West Pender Street, Vancouver, BC V6E 2V2, by submitting a new proxy executed at a later date, or by requesting, in person, at the Meeting that the proxy be returned.

Solicitation expenses will be paid by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit proxies by mail, in person or by telecommunication.

                              ELECTION OF DIRECTORS

At the Annual Meeting, the Shareholders will elect seven directors of the Company. Each director will hold office until the next Annual Meeting of Shareholders and thereafter until a successor is elected and has qualified. Cumulative voting is not permitted in the election of directors.

IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN FAVOR OF THE ELECTION OF THE FOLLOWING PERSONS NAMED AS THE COMPANY'S NOMINEES FOR DIRECTORS OF THE COMPANY: S. ROSS JOHNSON, GRANT R. JOHNSON, HARTLAND M. MACDOUGALL, RAYMOND G. HARRIS, DR. R. DEAN LINDEN, ROGER JOHNSON AND RICHARD O. PAINTER.

All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such other person as the Management of the Company may recommend.

The following table sets forth certain information as to each nominee for election as directors of the Company:

NAME                               AGE     POSITIONS WITH              BOARD POSITION         TERM EXPIRES
                                           THE COMPANY                 HELD SINCE

S. Ross Johnson                    71      Director and Chairman       January 22, 1999       Upon successors
                                                                                              election

Grant R. Johnson                   40      Director, President and     January 22, 1999       Upon successors
                                           Chief Executive Officer                            election

Hartland M. MacDougall             69      Director                    April 9, 1999          Upon successors
                                                                                              election

Raymond G. Harris                  70      Director                    April 9, 1999          Upon successors
                                                                                              election

Dr. R. Dean Linden                 44      Director                    April 9, 1999          Upon successors
                                                                                              election

Roger Johnson                      63      Director                    January 24, 2000       Upon successors
                                                                                              election

Richard O. Painter                 52      Director                    February 4, 2000       Upon successors
                                                                                              election


MR. S. ROSS JOHNSON was appointed as a director and Chairman of the Board since the Company's inception in January, 1999. From 1995 to present, Ross Johnson has been involved with Section Testing as the President of People Count Inc. Also, over the past five years Mr. Johnson has been involved in three other directorships. The first two on which he currently serves as a director are World Earth Day and the Board of Advisors at the Scarborough Campus of the University of Toronto. The third one was a directorship on Board of Advisors of Stokes Seed, on which Mr. Johnson served from 1989 to 1996.

MR. GRANT R. JOHNSON has been appointed as the Director, President, and Chief Executive Officer of the Company since its inception in January 1999. Mr. Johnson also serves on the Compensation Committee of the Company. From 1997 to 1999, Mr. Johnson served as the Vice President of Corporate Development of Softec Systems Inc. From 1995 to 1997, Mr. Johnson was the President of G & J Sales Consulting, an independent sales consulting company based in Toronto, Canada. From 1994 to 1996, Mr. Johnson owned and operated Cable Direct Satellite Sales & Service, an electronics company.

MR. HARTLAND M. MACDOUGALL was appointed as a director of the Company in April, 1999. Mr. MacDougall serves on both the Audit and Governance Committees of the Company. Mr. MacDougall was appointed a director of Conros Corporation (a private company) in late 1998 (this company was acquired by Great-West Insurance Company). Mr. MacDougall was appointed to the Board for London Insurance Group in March 1985 and served as the Deputy Chairman from 1985 - 1997. During this time he also served as an officer of London Insurance Group from 1984 to 1996. Mr. MacDougall was appointed to the Board of Trilon Financial Corporation in March of 1985 and served until November 1997 at which time he retired from the Board. Mr. MacDougall also served on the Board of International Murex Technologies Inc. (this company was acquired by Abbott Laboratories)from January of 1997 and resigned in April 1998.

MR. RAYMOND G. HARRIS was appointed as a Director of the Company in April, 1999. Mr. Harris is the Chairman of the Audit Committee and also serves on the Compensation Committee of the Company. Mr. Harris was a partner with Deloitte & Touche and its predecessor firms from 1955 until his retirement in 1992. In the latter years in the firm, he advanced through the positions of Edmonton Office Managing Partner, National Administrative Partner, Executive Director and finally, Chair of the Firm. From 1993 to 1996, Mr. Harris was resident in Beijing, managing a team of consultants providing advice to the Ministry of Finance of the People's Republic of China on a World Bank-financed project dealing with the establishment of a program of continuing professional education for Chinese Certified Public Accountants and the setting of accounting standards that meet the needs of China's socialist market. Mr. Harris is currently a financial consultant. Mr. Harris has served as a Director and as the Chairman of the Audit Committee of The Bank of China (Canada) since 1996. Since 1997, Mr. Harris has served as a Director and member of the Audit, Corporate Governance and Compensation Committees of Circuit World Corporation. From 1997 to 1999 he served as Chairman of the Audit Committee and since 1999 he has served as Chairman of the Board of Circuit World Corporation Mr. Harris served on the Collingwood General & Marine Hospital as a member of the Board of Trustees and Treasurer from 1998 - 1999. Since 1999, Mr. Harris has served as a Director, Chairman of the Audit Committee and member of the Compensation Committee of International Road Dynamics Inc. Mr. Harris also served a director of the Board and as Chairman of the Audit Committee of LEF McLean Bros. International Inc. from October 1996 until his resignation in March 1999.

DR. R. DEAN LINDEN was appointed as a director of the Company in April, 1999. Mr. Linden also serves as the Chairman of the Medical Advisory Board and is a member of the Audit Committee of the Company. Since 1999, Dr. Linden serves as the Chairman of the Board, Chief Executive Officer and President of HealthChek.net., a specialized debt prevention and credit reporting company for health care providers. Dr. Linden was the Associate Professor of Neurosurgery at the University of Louisville from 1989 to 1999.

MR. ROGER JOHNSON was appointed as a director of the Company in January, 2000. Mr. Johnson is also involved in two of the Company's committees, as the Chair of the Compensation Committee and also as a member of the Governance Committee. Mr. Johnson was the past Executive Vice President of Aid Association for Lutherans from 1997 until his retirement in March, 1999, and was the Chief Financial Officer and Treasurer of the Association from 1992 to 1997. There are three other directorships that Mr. Johnson is involved in: the first with Crane Engineering from 1992 to present; the second with Wisconsin Lutheran College from 1994 to present and the third with First Business bank of the Fox River Valley, from April, 1999 to present.

MR. RICHARD O. PAINTER was appointed as a director of the Company in February 4, 2000. Mr. Painter also the Chairman of the Compensation Committee. Mr. Painter was the President of Insurance and Financial Services at Prudential Life Insurance Company from December 1995 to his retirement in January 1999. Prior to this, Mr. Painter served as the Senior Vice President at New Your Life Insurance Company from June 1971 to November 1995. Mr. Painter has been involved in two other directorships over the past five years. The first directorship was with Prudential Property and Casualty from October 1996 to January 1999. The second was directorship with Prudential Services and Life Insurance from March 1996 to January 1999.


                               EXECUTIVE OFFICERS

MR. RODERICK W. KIRKHAM joined the Company as Corporate Secretary in May of 2000. Mr. Kirkham is a partner at the law firm of Heenan Blaikie in Vancouver, British Columbia.

MR. G. BRET CONKIN joined the Company in September 1999 as the Vice President of Marketing. In November 1999, Mr. Conkin's role changed to that of the Executive Vice President and he was appointed Chief Operating Officer in February, 2000. Prior to joining the Company, Mr. Conkin worked with Softec Systems Inc. as the Vice President of Marketing from December 1998 to August 1999. Previous to this, Mr. Conkin was employed with the B.C. Lottery Corporation from early 1992 through to November 1996 as the Products Manager, and from November 1996 to November 1998, and as an Advertising Manager from early 1992 to June 1995.

MR. JOSEPH HARKINS joined the Company in July 1999 and serves as the Vice President, Finance. Mr. Harkins was appointed and continues to act as President and Director of 502977 British Columbia Ltd. in August 1995. Mr. Harkins was also appointed and continues to act as a director of 554743 British Columbia Ltd. in December of 1997. Mr. Harkins was a Controller at C.B. Constantini from August 1994 to July 1995.


                              FAMILY RELATIONSHIPS.

Chairman of the Board of Directors, Mr. Ross Johnson is the father of Director, President and Chief Executive Officer, Mr. Grant Johnson. Hartland M. MacDougall, Director, is the father-in-law of the Corporate Secretary, Roderick
W. Kirkham. Other than stated above, there are no other family relationships among directors, Executive officers or other persons nominated or chosen by the Company to become officers or executive officers."

                        DIRECTORS MEETINGS AND COMMITTEES

Since incorporation the Board of Directors has met 6 times, on February 15, 1999, April 9, 1999, July 10, 1999, November 19, 1999, February 25, 2000 and May
24, 2000.

The Audit Committee is composed of Raymond G. Harris (Chair), Dr. R. Dean Linden and Hartland M. MacDougall. The Audit Committee has met two times on January 12, 2000 and on May 25, 2000. The Audit Committee meets once per quarter, or when necessary, to review the financial status of the Company.

The Human Resources and Compensation Committee is composed of Grant R. Johnson, Raymond G. Harris and Roger Johnson (Chair). The Human Resources and Compensation Committee has met one time on May 25, 2000. The Human Resources and Compensation Committee reviews the compensation of directors and senior executives of the Company, including stock options, and the policies developed.

The Governance Committee is composed of Roger Johnson, Hartland M. MacDougall and Richard O. Painter (Chair). The Governance Committee has met one time on May 25, 2000 to date. The Governance Committee reviews the Company's best business practices and ensure adherence to relevant legislation.


                             PRINCIPAL SHAREHOLDERS

The table below sets forth information, as of May 17, 2000, with respect to beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each director of the Company, by each Executive Officer and by all officers and directors of the Company as a group. Unless otherwise noted, each shareholder has sole investment and voting power over the shares owned:

                        SECURITY OWNERSHIP OF MANAGEMENT


 NAME AND ADDRESS OF BENEFICIAL        AMOUNT AND NATURE OF        PERCENTAGE OF
          OWNER                          BENEFICIAL OWNER              CLASS

Grant Johnson
(CEO/President/Director)
1521 Chartwell Drive                      2,650,000 (1)                  24.72%
West Vancouver, British Columbia
Canada V7S 2R9

S. Ross Johnson
(Director/Chairman of Board)
1312 Cleaver Drive                          537,500 (2)                   5.07%
Oakville, Ontario
Canada L6J 1W4

Raymond George Harris
(Director)
116 Bartlett Blvd.
Princeton Shores                            137,500 (3)                   1.30%
P.O. Box 3331, RR #3
Collingwood, Ontario
Canada L9Y 3Z2

 NAME AND ADDRESS OF BENEFICIAL        AMOUNT AND NATURE OF        PERCENTAGE OF
          OWNER                          BENEFICIAL OWNER              CLASS

Hartland M. MacDougall
(Director)
Suite 2360, 100 King Street W.              137,500 (4)                   1.30%
Toronto, Ontario
Canada M5X 1C7

Dr. R. Dean Linden
(Director)
5413 Pueblo Road                            137,500 (5)                   1.30%
Louisville, Kentucky
U.S.A. 40207

Roger Johnson
(Director)
177 Pine Court                               37,500 (6)                   0.35%
Appleton, Wisconsin
U.S.A. 54914

Richard O. Painter
(Director)
208 Persimmon Hill                           37,500 (7)                   0.35%
Ridgeland, Mississippi
U.S.A. 39157

All current directors and executive
officers as a group (10 persons)          3,737,500 (8)                  33.96%

Notes:

(1) The Grant Johnson Family Trust, of which Grant Johnson is a beneficiary, enjoys legal ownership of 2,500,000 of said securities. Includes 150,000 shares subject to options exercisable within 60 days after May 17, 2000 at an exercise price of $0.75 per share.

(2) The S. Ross Johnson Family Trust, of which Ross Johnson is a beneficiary, enjoys legal ownership of 500,000 of said securities. Includes 37,500 shares subject to options exercisable within 60 days after May 17, 2000 at an exercise price of $0.75 per share.

(3) Cede & Co., of which Raymond G. Harris is a beneficiary, enjoys legal ownership of 100,000 said securities. Includes 37,500 shares subject to options exercisable within 60 days after May 17, 2000 at an exercise price of $0.75 per share.

(4) Goodwood Holdings Inc., of which Hartland MacDougall is an owner, enjoys legal ownership of 100,000 of said securities. Includes 37,500 shares subject to options exercisable within 60 days after May 17, 2000 at an exercise price of $0.75 per share.

(5) Includes 37,500 shares subject to options exercisable within 60 days after May 17, 2000 at an exercise price of $0.75 per share.

(6) 37,500 shares subject to options exercisable within 60 days after May 17, 2000 at an exercise price of $0.75 per share.

(7) 37,500 shares subject to options exercisable within 60 days after May 17, 2000 at an exercise price of $0.75 per share.

(8) Includes 437,500 shares subject to options exercisable within 60 days after May 17, 2000 at an exercise price of $0.75 per share.

                             EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the compensation paid to the Chief Executive Officer, for all services rendered in all capacities to the Company, for the fiscal year ended 29 February 2000:

                           SUMMARY COMPENSATION TABLE

                                                  (------------Long Term Compensation-----------)
                     (--Annual Compensation-----) (--------Awards---------)  (------Payouts-----)
                                        Other     Restricted    Securities
Name &                                  Annual      Stock       Underlying     LTIP        Other
Principal             Salary  Bonus  Compensation   Award       Options/SAR   Payouts
Position    Year      ($)      ($)       ($)         ($)           (#)          ($)          ($)
Grant       1999        --      --         --         --             --         --           --
 Johnson,
Chief       2000    59,849      --         --         --         200,000        --           --
 Executive
 Officer

Option Grants in Last Fiscal Year. The following table sets forth each stock option grant made during fiscal 2000 to the Chief Executive Officer named in the Summary Compensation Table above:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

             Number of Securities    # of Total Options/SARs      Exercise or
             Underlying Options/     Granted to Employees in       Base Price     Expiration
Name         SARs Granted (#)               Fiscal Year              ($/Sh)           Date
Grant          200,000                        38%                    $0.75      December 31, 2009
 Johnson

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for the Chief Executive Officer named in the Summary Compensation Table above, stock options exercised during fiscal 2000 and the fiscal year-end value of unexercised options:

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                           & FY-END OPTION/SAR VALUES

                                        Number of Securities Underlying           Value of Unexercised
                                         Unexercised Options/SARs at              In-the-money Options/
             Shares        Value                 FY-End (#)                        SARs at FY-End ($)
          Acquired on    Realized
Name      Exercise (#)      ($)          Exercisable/Unexercisable              Exercisable/Unexercisable
Grant         --            --                150,000/50,000                         $469,500/$156,500
 Johnson


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent Shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended February 29, 2000, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

At the Annual Meeting, the Shareholders will be asked to ratify the appointment of Ernst & Young as the Company's independent public accountants for 2000/01. Ernst & Young was the Company's independent public accountants for the fiscal year ended February 29, 2000.

The Company expects representatives from Ernst & Young to be present at the Annual meeting of Shareholders. The representative of Ernst & Young will be available to respond to Shareholder questions and will have the opportunity to make a statement at that time if the representative desires to do so.

                             SHAREHOLDERS PROPOSALS

The Company anticipates that the next Annual Meeting of Shareholders will be held in July 2001. Proposals by shareholders of the Company to be presented at the 2001 Annual General Meeting of Shareholders must be received by the Company no later than March 1, 2001, to be included in the Company's Proxy Statement and proxy for that meeting. If a shareholder intends to submit a proposal at the meeting that is not included in the Company's proxy statement, and the shareholder fails to notify the Company prior to May 15, 2001 of such proposal, then the proxies appointed by the Company's management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which such meeting is held. The proponent must own 1% or more of the outstanding shares or $2,000.00 in value of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                                  ANNUAL REPORT

The Annual Report on to Shareholders concerning the operation of the Company during the fiscal year ended February 29, 2000, including certified financial statements for the year then ended, has been enclosed with this Proxy Statement. The Annual Report is not incorporated in this Proxy Statement and is not to be considered a part of the soliciting material.

                                  OTHER MATTERS

The Board knows of no other business to be presented at the Annual Meeting. If other matters properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10K-SB FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2000, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED COMMON STOCK OF THE COMPANY LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON JULY 5, 2000. ANY REQUEST BY A SHAREHOLDER FOR THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE COMPANY'S SECRETARY, C/O #301, 1201 WEST PENDER STREET, VANCOUVER, BC, CANADA, V7E 2V2.

                                      By Order of the Board of Directors



                                      ---------------------------------------
                                      Corporate Secretary

                          HEALTHNET INTERNATIONAL INC.
                             301 - 1201 West Pender
                                  Vancouver, BC
                                     V6E 2V2
                      Phone: 604.669.3573 Fax: 604.669.1359

                                      PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HEALTHNET INTERNATIONAL INC. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON SATURDAY, JULY 15, 2000.

The undersigned hereby appoints Grant Johnson, Director, President and Chief Executive Officer of the Company, or failing him, Ross Johnson, Chairman of the Board of Directors of the Company, or instead of either of the foregoing, ___________________________ (INSERT NAME), as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at the offices of Heenan Blaikie, Suite 2200, 1055 West Hastings Street, Vancouver, BC, Canada V6E 2E9, on July 15, 2000 at 10:00 am local time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.       ELECTION OF DIRECTORS

         The nominees for Director proposed by management of the Company are:

                            GRANT R. JOHNSON
                            S. ROSS JOHNSON
                            RAYMOND G. HARRIS
                            R. DEAN LINDEN
                            HARTLAND M. MCDOUGALL
                            ROGER JOHNSON
                            RICHARD O. PAINTER

         VOTE FOR [ ] / WITHOLD VOTE FOR [ ] THE ELECTION OF ALL NOMINEES LISTED ABOVE (EXCEPT THOSE WHOSE NAMES THE UNDERSIGNED HAS DELETED).

2.       COMPANY AUDITORS

         Vote FOR [ ] / WITHHOLD VOTE FOR [ ] the appointment of ERNST & YOUNG, Chartered Accountants, as the Company's independent public accountants for the fiscal year 2001, at a remuneration to be fixed by the directors.

A PROXY WILL NOT BE VALID UNLESS THE COMPLETED, SIGNED AND DATED FORM OF PROXY IS DELIVERED, BY MAIL, FACSIMILE OR BY HAND TO HEALTHNET INTERNATIONAL INC. 301
- 1201 WEST PENDER STREET, VANCOUVER, BC, V6E 2V2, FACSIMILE NO. (604) 669-1539, NOT LATER THAN 9:00 AM VANCOUVER TIME ON WEDNESDAY, JULY 12, 2000 IN ORDER TO BE VALID FOR USE AT THE MEETING.

ANY ONE OF THE JOINT HOLDERS OF A SHARE MAY SIGN A FORM OF PROXY IN RESPECT OF THE SHARE BUT, IF MORE THAN ONE OF THEM IS PRESENT AT THE MEETING OR REPRESENTED BY PROXYHOLDER, THAT ONE OF THEM WHOSE NAME APPEARS FIRST IN THE REGISTER OF MEMBERS IN RESPECT OF THE SHARE, OR THAT ONE'S PROXYHOLDER, WILL ALONE BE ENTITLED TO VOTE IN RESPECT THEREOF. WHERE THE FORM OF PROXY IS SIGNED BY A CORPORATION, EITHER ITS CORPORATE SEAL MUST BE AFFIXED OR THE FORM SHOULD BE SIGNED BY THE CORPORATION UNDER THE HAND OF AN OFFICER OR ATTORNEY DULY AUTHORIZED IN WRITING.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING OTHER THAN EITHER OF THE NOMINEES DESIGNATED IN THIS FORM OR PROXY, AND MAY DO SO BY INSERTING THE NAME OF THAT OTHER PERSON IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THIS FORM OF PROXY OR BY COMPLETING ANOTHER SUITABLE FORM OF PROXY.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT, AND WHERE A CHOICE WITH RESPECT TO A MATTER TO BE ACTED ON IS SPECIFIED, THE SHARES WILL BE VOTED ON A BALLOT IN ACCORDANCE WITH THAT SPECIFICATION. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS IDENTIFIED OR REFERRED TO IN THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING FOR WHICH NO INSTRUCTION IS GIVEN AND WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IN RESPECT OF A MATTER SO IDENTIFIED OR REFERRED TO FOR WHICH NO INSTRUCTION IS GIVEN, THE NOMINEES NAMED IN THIS PROXY WILL VOTE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF SUCH MATTER.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

DATED: ____________________________, 2000



_________________________________________
Signature of Shareholder


_________________________________________
(PLEASE PRINT NAME HERE)